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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2001


                               AUTOBYTEL.COM INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-22239                     33-0711569
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


18872 MacArthur Boulevard, Irvine, California                      92612
                                                             -------------------
  (Address of principal executive offices)                       (Zip Code)


                                 (949) 225-4500
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events

On April 11, 2001, autobytel.com inc., a Delaware corporation ("Autobytel"), Autobytel Acquisition I Corp., a Delaware corporation and wholly-owned subsidiary of Autobytel ("Merger Sub"), and Autoweb.com, Inc., a Delaware corporation ("Autoweb") entered into an Acquisition Agreement (the "Acquisition Agreement"). Pursuant to the terms of the Acquisition Agreement and subject to the terms and conditions contained therein, holders of Autoweb Common Stock will receive 0.3553 shares of Autobytel Common Stock for each share of Autoweb Common Stock, Merger Sub will be merged with and into Autoweb, the separate corporate existence of Merger Sub will cease and Autoweb will continue as the surviving corporation and a subsidiary of Autobytel. The merger is contingent upon the fulfillment of certain conditions as outlined in the Acquisition Agreement including, but not limited to, the approval of the merger by the stockholders of Autoweb and the approval of the issuance of Autobytel Common Stock in the merger by the stockholders of Autobytel. In addition, certain stockholders of Autoweb have entered into a Voting Agreement to vote in favor of the Acquisition Agreement.

The Acquisition Agreement is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

The foregoing description of the Acquisition Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Acquisition Agreement and the Voting Agreement, forms of which are filed herewith as Exhibits 99.1 and 99.2 and incorporated herein by reference.

A copy of the press release issued by Autobytel announcing the execution of the Acquisition Agreement is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma, Financial Information and Exhibits.

        (c) Exhibits

             99.1 Form of Acquisition Agreement, dated as of April 11, 2001, by and among autobytel.com inc., Autobytel Acquisition I Corp. and Autoweb.com, Inc.

             99.2 Form of Voting Agreement by and among Autoweb.com, Inc., Geocapital, Technology Crossover Ventures, Onword Information, Dean DeBiase, and autobytel.com inc., dated April 11, 2001.

             99.3     Press Release, dated April 11, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2001

                                              AUTOBYTEL.COM INC.

                                              By: /s/ ARIEL AMIR
                                                  ------------------------------
                                                  Ariel Amir
                                                  Executive Vice President and
                                                  General Counsel



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                                  EXHIBIT LIST

     EXHIBIT
     NUMBER                        DESCRIPTION
     -------                       -----------

      99.1 Form of Acquisition Agreement, dated as of April 11, 2001, by and among autobytel.com inc., Autobytel Acquisition I Corp. and Autoweb.com, Inc.

      99.2 Form of Voting Agreement by and among Autoweb.com, Inc., Geocapital, Technology Crossover Ventures, Onword Information, Dean DeBiase, and autobytel.com inc., dated April 11, 2001.

      99.3      Press Release, dated April 11, 2001.